Exhibit 99.3

EXECUTION COPY

ESCROW AGREEMENT

(up to $376,000,000)

ESCROW AGREEMENT, dated as of January 7, 2005 (this “Agreement”), is entered into by and among Petters Group Worldwide, LLC, a Delaware limited liability company (“Parent”), Petters Consumer Brands, LLC, a Delaware limited liability company (“Purchaser”), Polaroid Holding Company, a Delaware corporation (the “Company”), and Wells Fargo Bank, National Association, a national banking association, as escrow agent (the “Escrow Agent”).  Parent, Purchaser and the Company are sometimes collectively referred to herein as the “Parties” and individually as a “Party.”

W I T N E S S E T H :

WHEREAS, Parent, Purchaser and the Company have entered into an Agreement and Plan of Merger, dated as of January 7, 2005 (the “Merger Agreement”), a copy of which has been attached hereto as Appendix A, pursuant to which Purchaser will merge with and into the Company (the “Merger”);

WHEREAS, in connection with the Merger Agreement, Purchaser has deposited as of the date of this Agreement into escrow the Escrow Funds (as defined below) payable in accordance with the terms of this Agreement;

WHEREAS, the Escrow Agent is willing to act as the Escrow Agent hereunder; and

WHEREAS, capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement, which agreement is attached hereto as Appendix A.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and in the Merger Agreement, and intending to be legally bound hereby, the parties agree as follows:

1.                                       Appointment and Agreement of the Escrow Agent.  Purchaser and the Company hereby appoint the Escrow Agent to serve as, and the Escrow Agent hereby agrees to act as, the escrow agent upon the terms and conditions set forth in this Agreement.

2.                                       Establishment of the Escrow Account.

(a)                                  Purchaser shall deposit with the Escrow Agent on the date hereof, by wire transfer of immediately available funds, $201,000,000 (such amount, together with all products and proceeds thereof (including all interest, gains and other income earned with respect thereto) and any other funds hereafter deposited by Purchaser with the Escrow Agent, the “Escrow Funds”).  The Escrow Agent shall hold the Escrow Funds in an account (the “Escrow Account”) for the benefit of Purchaser and the Company as provided in and subject to the terms and conditions of this Agreement.  Upon receipt of the Escrow Funds, the Escrow Agent shall so advise the Company in writing.  The Escrow Funds shall be held as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party hereto.  The Escrow Agent shall not distribute or release the Escrow Funds except in accordance with the express terms and condition of this Agreement.

3.                                       Payments from the Escrow Account.

(a)                                  If, on or prior to the Closing Date, Purchaser has not deposited with the Paying Agent the entire amounts required to be so deposited pursuant to Section 2.02 of the Merger Agreement (such amount being the “Purchase Price), Purchaser and the Company shall deliver to the Escrow Agent a certificate executed by Purchaser and the Company (a “Joint Certificate”) to that effect, and upon receipt of such Joint Certificate by the Escrow Agent, the Escrow Agent shall on the same day it receives the Joint Certificate deposit with the Paying Agent (by wire transfer of immediately available funds), on behalf of Purchaser pursuant to Section 2.02 of the Merger Agreement, such portion of the Escrow Funds specified in the Joint Certificate as is necessary to have the funds deposited in the Merger Fund be equal to the Purchase Price.  Each Party agrees that in the event the Purchaser has not deposited the entire Purchase Price with the Paying Agent, it shall deliver such Joint Certificate to the Escrow Agent.

(b)                                 If, prior to the Closing Date, a IDP Sale is consummated by the Company, Purchaser and the Company shall deliver to the Escrow Agent a Joint Certificate to that effect, and upon receipt of such Joint Certificate by the Escrow Agent, the Escrow Agent shall promptly distribute $45,000,000 of the Escrow Funds to Purchaser or to such persons and in such amounts as Purchaser shall designate.  Each Party agrees that in the event a IDP Sale is consummated by the Company prior to the Closing Date, it shall deliver such Joint Certificate to the Escrow Agent.

(c)                                  If, prior to the Closing Date, Purchaser shall deliver to the Company an Acceptable Commitment Letter (as defined below), Purchaser and the Company shall deliver to the Escrow Agent a Joint Certificate to that effect, and upon receipt of such Joint Certificate by the Escrow Agent, the Escrow Agent shall promptly distribute an amount specified in the Joint Certificate equal to the lesser of the (i) amount committed under such Acceptable Commitment Letter to finance the consummation of the Merger and (ii) amount, which, based on the terms of such commitment, can actually be borrowed in cash at the Closing Date to finance the consummation of the Merger (net of any upfront fees or other costs to be retained or charged by or to be reimbursed to the lender), such amount to be distributed to Purchaser or to such persons and in such amounts as Purchaser shall designate.  For purposes hereof, the term “Acceptable Commitment Letter” means a firm commitment letter from a reputable financial institution or institutions reasonably satisfactory to the Company in a form which is reasonable and customary for public company acquisitions of a type and size comparable to the transactions described in the Merger Agreement and reasonable and customary for the type of financing to be provided containing terms and conditions such that there is not a material risk that the commitment conditions will not be met at such time as the conditions to Purchaser’s obligations to Closing under the Merger Agreement are satisfied or that the commitment will not be funded at such time in the amount proposed to be withdrawn from the Escrow Funds.

(d)                                 If the Merger Agreement is terminated for any reason by either Purchaser or the Company, including, without limitation, pursuant Section 8.01 of the Merger

Agreement, Purchaser shall deliver to the Escrow Agent a certificate executed by Purchaser to that effect, and upon receipt of such certificate by the Escrow Agent, the Escrow Agent shall promptly distribute the Escrow Funds to Purchaser or to such persons and in such amounts as Purchaser shall designate.  The Company shall have no right to dispute the delivery of such certificate and the disbursement of the Escrow Funds pursuant to this Section 3(d).  If and to the extent there is any dispute with respect to the right of Purchaser to terminate the Merger Agreement pursuant to Section 8.01 thereof, the Company’s sole remedy shall be under the Merger Agreement and Section 3(c) of the Escrow Agreement by and among Purchaser, the Company and the Escrow Agent dated the date hereof.

4.                                       Maintenance of the Escrow Account; Termination of the Escrow Account.  The Escrow Agent shall continue to maintain the Escrow Account until the termination of this Agreement pursuant to Section 7(a).

5.                                       Investment of Escrow Account.  The Escrow Agent shall invest and reinvest the Escrow Funds on deposit in the Escrow Account, upon the written direction from Purchaser, in any short term money market funds which invest primarily in short term readily marketable direct obligations of the government of the United States or any agency or instrumentality thereof or short term readily marketable obligations unconditionally guaranteed by the full faith and credit of the government of the United States (collectively, “Permitted Investments”).  Any interest or other income received on such investment or reinvestment of the Escrow Funds shall be paid to Purchaser at its direction; provided, however that if the amount of the Escrow Funds falls below the sum of $201,000,000 plus any amounts deposited by Purchaser after the date hereof, any interest or other income received on such investment or reinvestment of the Escrow Funds shall be retained in the Escrow Account and shall not be paid to Purchaser until such time as and only to the extent that the Escrow Funds exceed such sum.  All Permitted Investments shall mature or be subject to or withdrawal without penalty at the option of the Escrow Agent on or prior to June 6, 2005.  The Escrow Agent shall send monthly statements to Purchaser and the Company of the value, by investment, of the funds held in the Escrow Account.  The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Agreement.  To the extent the Escrow Agent shall invest the funds in the Escrow Account in the manner provided for in this Section 5, Escrow Agent shall not be liable for any loss which may be incurred by reason of any such investment.

6.                                       Escrow Agent.

(a)                                  Except as expressly contemplated by this Agreement or by joint written instructions from Purchaser and the Company, the Escrow Agent shall not sell, transfer or otherwise dispose of, in any manner, all or any portion of the Escrow Funds, except pursuant to an order of a court of competent jurisdiction.

(b)                                 The duties and obligations of the Escrow Agent shall be determined solely by this Agreement, and the Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement.

(c)                                  In the performance of its duties hereunder, the Escrow Agent shall be entitled to rely upon any document, instrument or signature believed by it in good faith to be genuine and signed by any party hereto or an authorized officer or agent thereof and shall not be required to investigate the truth or accuracy of any statement contained in any such document or instrument.

(d)                                 The Escrow Agent shall not be liable for any error of judgment, or any action taken, suffered or omitted to be taken, hereunder except in the case of its gross negligence, bad faith or willful misconduct.

(e)                                  Except as provided herein, the Escrow Agent shall have no duty as to the collection or protection of the Escrow Funds, or income thereon, nor as to the preservation of any rights pertaining thereto, beyond the safe custody of any such funds actually in its possession.

(f)                                    As compensation for its services to be rendered under this Agreement, the Escrow Agent shall receive a fee in the amount specified in Schedule A to this Agreement and shall be reimbursed upon request for all expenses, disbursements and advances, including reasonable fees of outside counsel, if any, incurred or made by it in connection with the preparation of this Agreement and the carrying out of its duties under this Agreement.  All such fees and expenses shall be paid by Purchaser.

(g)                                 Purchaser and the Company, jointly and severally, shall reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, liability or expense, including, without limitation, reasonable attorneys’ fees to the extent incurred without fraud, gross negligence, bad faith or willful misconduct on the part of the Escrow Agent and arising out of, or in connection with the acceptance of, or the performance of, its duties and obligations under this Agreement.  Promptly after the receipt by the Escrow Agent of notice of the commencement of any claim against the Escrow Agent with respect to which the Escrow Agent demands indemnification under this Agreement, the Escrow Agent shall promptly notify Purchaser and the Company of the commencement of such claim.  In no event shall Purchaser or the Company be liable under this indemnity for any claim against the Escrow Agent unless Purchaser and the Company shall have been promptly notified by the Escrow Agent of the commencement of any such claim.  Purchaser and the Company shall be entitled to participate at their own expense in the defense and, if Purchaser and the Company so elect at any time after receipt of such notice, Purchaser and the Company may assume the defense of any suit brought to enforce any such claim.  The Escrow Agent shall have the right, but shall be under no obligation, to employ separate counsel in any such suit and participate in the defense thereof.

(h)                                 The Escrow Agent may at any time resign by giving thirty (30) business days’ prior written notice of resignation to Purchaser and the Company.  Purchaser and the Company may at any time jointly remove the Escrow Agent by giving ten (10) business days prior written notice signed by each of them to the Escrow Agent; provided that the Escrow Agent’s resignation shall not be effective unless and until a successor escrow agent is appointed and the Escrow Agent delivers the Escrow Funds to such successor.  If the Escrow Agent shall resign or be removed, a successor escrow agent, which shall be a bank or trust company having capital and surplus of at least $10 billion, shall be appointed by Purchaser and Company by a written instrument executed by Purchaser and the Company and delivered to the Escrow Agent and to such successor escrow agent and, thereupon, the resignation or removal of the predecessor Escrow Agent shall become effective and such successor escrow agent, without any further act, deed or conveyance, shall become vested with all right, title and interest to all cash and property held hereunder by such predecessor Escrow Agent, and such predecessor Escrow Agent shall, on the written request of Purchaser and the Company, execute and deliver to such successor escrow agent all of its right, title and interest hereunder in and to the Escrow Account and all of its other rights hereunder.  If no successor escrow agent shall have been appointed within twenty (20) business days of a notice of resignation by the Escrow Agent, the Escrow Agent’s sole responsibility shall thereafter be to hold the Escrow Account until the earlier of its receipt of designation of a successor escrow agent, joint written instructions by Purchaser and the Company and termination of this Agreement in accordance with its terms.

7.                                       Miscellaneous.

(a)                                  Termination.  This Agreement shall terminate when the Escrow Funds have been released in accordance with Section 3 hereof.

(b)                                 Attorneys’ Fees.  All attorneys’ fees, costs and disbursements shall be paid by the respective party by which such fees, costs and disbursements were incurred.

(c)                                  Successors and Assigns.  This Agreement shall be binding upon each of the parties hereto and each of their respective permitted successors and assigns, if any.  This Agreement shall not be assignable by any party without the prior written consent of the other parties hereto; provided, however, that Purchaser may collaterally assign to any lender any of its rights and interests under this Agreement.

(d)                                 No Third Party Beneficiaries.  This Agreement is for the sole benefit of Purchaser, the Company and the Escrow Agent and their respective permitted successors and assigns, if any, and nothing in this Agreement, express or implied, is intended to confer, or shall be deemed to confer, any rights, benefits or remedies upon any other person or entity under or by reason of this Agreement.

(e)                                  Notices.  All notices, requests, claims, demands and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given or made (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) the next business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7(e)):

if to Parent:

Petters Group Worldwide, LLC

4400 Baker Road

Minnetonka, MN 55343

Facsimile No.: (952) 934-9918

Attention: Thomas J. Petters, Chairman

with a copy to:

Petters Consumer Brands, LLC

4400 Baker Road

Minnetonka, MN 55343

Facsimile No.: (952) 934-9918

Attention: General Counsel

with a copy to (which shall not constitute notice hereunder):

Dorsey & Whitney LLP

250 Park Avenue

New York, New York 10177

Facsimile No.: (212) 953-7201

Attention: Owen C. Marx, Esq.

if to Purchaser:

Petters Consumer Brands, LLC

4400 Baker Road

Minnetonka, MN 55343

Facsimile No.: (952) 934-9918

Attention: Thomas J. Petters, Chairman

with a copy to:

Petters Consumer Brands, LLC

4400 Baker Road

Minnetonka, MN 55343

Facsimile No.: (952) 934-9918

Attention: General Counsel

with a copy to (which shall not constitute notice hereunder):

Dorsey & Whitney LLP

250 Park Avenue

New York, New York 10177

Facsimile No.: (212) 953-7201

Attention: Owen C. Marx, Esq.

if to the Company:

Polaroid Holding Company

1265 Main Street

Waltham Massachusetts 02451

Facsimile No: (781) 833-6430

Attention: J. Michael Pocock, President and Chief Executive                  Officer

with a copy to:

Polaroid Holding Company

1265 Main Street

Waltham Massachusetts 02451

Facsimile No: (781) 833-3238

Attention: Ira H. Parker, General Counsel

with a copy to (which shall not constitute notice hereunder):

Dechert LLP

4000 Bell Atlantic Tower

1717 Arch Street

Philadelphia, PA 19103-2793

Facsimile No.: (215) 994-2222

Attention: Carmen J. Romano, Esq.

if to the Escrow Agent, to:

Wells Fargo Bank, National Association

Sixth & Marquette; N9303-120

Minneapolis, Minnesota

Facsimile No: (612) 667-9825

Attention: Jeff Rose

(f)                                    Governing Law; Forum.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that state and without regard to any applicable conflicts of law.  In any action between the parties hereto arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement: (i) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of either the state courts located in the State of New York or the United States District Court for the Southern District of New York, (ii) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid and (iii) each of the parties irrevocably waives the right to a trial by jury.

(g)                                 Amendments.  This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, Purchaser, the Company and the Escrow Agent or (b) by a waiver in accordance with paragraph (h) of this Section 7.

(h)                                 Waiver.  Any party hereto may (i) extend the time for the performance of any obligation or other act of any other party hereto or (ii) waive compliance with any agreement or condition contained herein.  Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.  Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement.  The failure of any party to assert any of its rights, powers, privileges or remedies hereunder, and any delay on the part of any party in exercising any right, power, privilege or remedy hereunder shall not constitute a waiver of any of such rights, powers, privileges or remedies.

(i)                                     Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

(j)                                     Entire Agreement.  This Agreement and the Merger Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among Purchaser, the Company and the Escrow Agent with respect to the subject matter hereof.

(k)                                  Headings.  The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

(l)                                     Counterparts.  This Agreement may be executed in two or more counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

(m)                               Construction.  The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(n)                                 Waiver of Offset Rights.  The Escrow Agent hereby waives any and all rights to offset that it may have against the Escrow Funds including, without limitation, claims arising as a result of any claims, amounts, liabilities, costs, expenses, damages or other losses that the Escrow Agent may be otherwise entitled to collect from any party to this Escrow Agreement.

(o)                                 Source of Funds.  Purchaser hereby represents, warrants and covenants to the Company that none of the funds deposited or to be deposited into the Escrow Account as contemplated hereby (i) were or will be derived from any unlawful activity; or (ii) constitute property of, or are beneficially owned directly or indirectly by any persons subject to sanctions or trade restrictions under U.S. law that are identified on the List of Specially Designated Nationals and/or Blocked Persons maintained by the Office of Foreign Assets Control, U.S. Department of the Treasury.

(p)                                 Obligation of Parent.  Notwithstanding anything to the contrary in this Agreement, whenever this Agreement requires Purchaser to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause Purchaser to take such action and a guarantee of performance thereof.

IN WITNESS WHEREOF, each party hereto has executed or has caused this Agreement to be executed by its officer thereunto duly authorized as of the date first written above.

PETTERS GROUP WORLDWIDE, LLC

By:	/s/ THOMAS J. PETTERS
Name: Thomas J. Petters
Title: Chairman

PETTERS CONSUMER BRANDS, LLC

By:	/s/ THOMAS J. PETTERS
Name: Thomas J. Petters
Title: Chairman

POLAROID HOLDING COMPANY

By:	/s/ J. MICHAEL POCOCK
Name: J. Michael Pocock
Title: President and Chief Executive Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ NICHOLAS D. TALLY
Name: Nicholas D. Tally
Title: Vice President

SIGNATURE PAGE TO

ESCROW AGREEMENT

Appendix A

Merger Agreement

S-1

SCHEDULE A

Escrow Agent Fees

S-2